Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Thu Jul 28 2022 14:38:08 GMT-0400 (Eastern Daylight Time)

2nd Quarter, 2022

April 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	29.73	18.81	8.57	42.89

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	53.20	39.00	39.14	40.30	71.80	157,017.03	37.9890	89,486.96	41.8638	15,322.02	35.6547	319,498.44	105.0488
Virtu Americas, LLC	17.57	11.64	10.63	11.07	26.02	65,174.17	74.3966	33,011.19	74.0281	7,274.54	71.8066	188,491.57	238.3128
G1X Execution Services, LLC	12.25	20.76	22.34	20.70	0.23	153,426.16	126.8537	82,732.83	133.2005	16,712.51	130.1491	4,100.93	123.5056
Jane Street Capital	9.60	16.65	16.76	16.47	0.19	179,871.64	128.1711	87,827.45	125.6024	18,168.33	121.8827	3,366.79	89.9425
Two Sigma Securities, LLC	6.86	10.96	10.33	10.54	1.76	55,474.57	102.0300	27,908.33	100.4537	4,969.11	83.8433	5,652.62	184.0747

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1X Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

April 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.84	19.95	8.72	45.49

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	43.87	33.58	31.40	33.22	57.22	1,261,896.54	18.1999	622,044.98	13.5483	115,983.89	16.8985	1,432,697.16	17.1798
Virtu Americas, LLC	30.08	20.59	20.18	20.78	41.60	765,467.82	21.9237	360,979.32	14.5181	69,521.54	18.3858	866,791.90	16.6837
Jane Street Capital	14.38	24.51	28.65	25.38	0.25	1,116,680.21	17.1541	543,373.35	10.9233	101,023.58	16.0606	32,718.99	20.7106
Two Sigma Securities, LLC	6.68	12.03	10.77	11.80	0.86	375,947.89	16.4422	180,260.29	10.5008	34,522.90	14.4195	26,650.12	20.0418

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Two Sigma Securities, LLC:

Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

April 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.06	18.04	59.71	22.19

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	50.65	55.38	48.94	52.19	47.87	11,838.45	59.3972	7,626,425.95	57.2897	8,061,598.40	59.9205	1,719,824.85	53.0584
Wolverine Execution Services, LLC	22.95	19.59	21.41	22.80	24.63	4,813.65	60.1706	3,479,844.20	52.3564	4,097,943.90	55.9231	1,151,203.30	50.7324
Global Execution Brokers, LP	18.50	18.02	21.52	17.30	19.28	5,744.55	47.7400	4,083,732.50	50.8949	3,417,221.20	52.7515	881,902.60	47.3705
Morgan Stanley & Co., LLC	7.90	7.00	8.12	7.72	8.22	1,951.25	45.0531	1,440,024.90	52.1218	1,434,178.10	54.9234	438,521.85	48.8139

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Global Execution Brokers, LP:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

May 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	29.49	18.29	8.63	43.60

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	53.33	44.89	44.30	47.07	64.06	155,979.22	40.3550	79,642.81	39.5430	12,674.01	35.8934	302,077.56	106.2556
Virtu Americas, LLC	26.74	20.16	20.16	19.53	35.37	154,852.32	164.1110	85,803.77	178.2414	14,380.29	142.1320	271,671.50	302.5457
G1X Execution Services, LLC	10.37	18.05	18.99	17.09	0.22	175,889.05	155.3877	97,306.46	167.7185	17,915.25	151.1738	5,213.92	166.3775
Jane Street Capital	8.39	14.79	14.85	14.24	0.20	205,632.43	167.9291	107,281.41	179.6275	20,086.23	153.5493	5,086.57	179.7387

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1X Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

May 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.11	19.96	8.26	46.67

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	47.97	39.91	37.05	38.67	58.62	1,191,256.15	18.1658	609,466.77	13.4957	111,720.38	17.1195	1,644,060.47	18.9126
Virtu Americas, LLC	31.42	23.09	23.15	23.76	40.80	658,001.77	21.9954	338,602.93	14.6292	66,665.77	19.0440	947,000.07	19.0950
Jane Street Capital	12.56	21.89	25.09	23.47	0.25	1,020,095.33	18.0998	521,661.53	12.0368	101,986.04	17.1037	30,850.54	22.8018
G1X Execution Services, LLC	5.46	10.38	10.28	9.13	0.10	358,512.51	18.5327	190,598.89	13.3201	33,866.07	16.2056	11,630.62	18.8943

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1X Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

May 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.05	17.89	60.32	21.73

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	47.50	50.70	45.17	48.80	45.80	12,737.25	60.6160	6,832,834.10	55.1136	7,805,455.25	59.0266	1,659,915.15	52.6471
Wolverine Execution Services, LLC	23.97	22.03	22.62	24.06	24.82	6,384.40	56.7049	3,428,947.60	49.9144	4,466,963.35	54.8456	1,131,410.35	49.9118
Global Execution Brokers, LP	19.60	18.77	23.01	18.34	20.29	7,030.40	50.3034	3,978,276.45	49.1899	3,616,672.35	51.4992	892,404.25	46.4906
Morgan Stanley & Co., LLC	8.22	7.71	8.52	8.07	8.38	2,663.75	51.4436	1,386,089.25	50.2312	1,513,519.25	53.8160	447,174.15	47.7159

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Global Execution Brokers, LP:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

June 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	27.03	18.95	8.85	45.17

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	46.60	38.32	36.90	41.86	56.55	109,478.05	33.4801	59,538.37	29.5036	9,160.25	25.8194	198,886.44	73.1973
Virtu Americas, LLC	35.78	30.12	31.08	27.21	42.83	131,617.12	100.4731	78,322.78	100.3744	10,469.05	67.8738	175,763.18	133.7282
Jane Street Capital	7.75	14.13	14.42	12.82	0.14	111,511.02	80.4701	63,553.99	78.0319	10,306.73	59.8449	2,674.81	95.2737
G1X Execution Services, LLC	6.94	12.34	12.66	12.87	0.14	82,306.10	83.6453	46,682.08	83.6759	7,732.53	62.0236	2,204.96	106.5064

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1X Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

June 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	24.00	19.44	8.35	48.21

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	43.80	33.67	31.84	33.94	55.38	1,041,957.62	18.4294	549,220.06	13.3289	96,571.36	16.2190	1,461,193.32	16.8584
Virtu Americas, LLC	33.81	24.40	24.62	24.45	43.82	666,353.11	19.6508	356,520.84	13.3204	65,119.63	18.1270	937,782.23	15.6680
Jane Street Capital	12.46	22.64	25.52	23.32	0.24	985,223.59	17.9677	508,128.95	11.6876	89,150.60	15.7333	26,776.79	20.5210
G1X Execution Services, LLC	5.18	10.34	9.55	9.44	0.11	322,945.73	15.0724	178,955.79	11.1534	31,550.36	13.6401	12,861.16	16.2903

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1X Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

June 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.05	21.00	57.19	21.76

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	43.93	44.50	41.70	45.28	42.54	8,150.85	55.7437	6,553,577.45	55.4275	6,248,506.65	58.7786	1,431,233.00	52.0646
Wolverine Execution Services, LLC	25.79	25.60	25.32	25.71	26.45	5,707.10	52.7605	4,085,339.75	51.6168	4,222,499.95	55.1421	1,141,500.55	50.7517
Global Execution Brokers, LP	20.04	19.91	22.57	18.89	20.65	4,041.50	47.3965	4,095,506.10	49.7607	3,175,939.00	51.7076	820,915.35	46.5822
Morgan Stanley & Co., LLC	8.40	8.09	8.65	8.26	8.52	1,540.85	49.4496	1,489,146.50	51.0175	1,354,974.85	53.8419	426,765.85	47.8828

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Global Execution Brokers, LP:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/